Investor Presentation Claros Mortgage Trust, Inc. (CMTG) May 2025 The properties above are not representative of all transactions.

First Quarter 2025 Highlights Financial GAAP net loss of $78.6 million, or $0.56 per share; distributable loss of $35.7 million, or $0.25 per share; and distributable earnings prior to realized losses of $11.6 million, or $0.08 per share 3 Provision for CECL reserves of $41.1 million, or $0.29 per share, for the quarter CECL reserves of $260.8 million, or $1.83 per share as of quarter end Valuation adjustment for loan receivable held-for-sale of ($42.6) million, or ($0.30) per share, for the quarter Book value of $13.60 per share Operations from REO investments generated a distributable loss of $0.03 per share for the quarter primarily due to expected seasonality of the REO hotel portfolio Loan Portfolio 1,2 $5.9 billion held-for-investment loan portfolio of which 98% are floating-rate and 98% are senior loans 1,4 Received $316 million of loan repayment and sale proceeds during the quarter, including two fully realized loans; funded $42 million on existing loan commitments a Subsequent to quarter-end, received $437 million of loan repayment and sale proceeds, including four fully realized loans, of which two were risk rated 5 and one was classified as held-for-sale and non-accrual b Loans with a risk rating of 4 or higher were 46% of the loan portfolio as of March 31, 2025, compared to 45% at December 31, 2024 1,b CECL reserve stands at 4.4% of UPB at March 31, 2025, comprised of (i) specific reserves of 16.4% on risk rated 5 loans and (ii) general reserves of 2.7% (5.0% on risk rated 4 loans and 1.2% on remaining loans) Liquidity and Capitalization At March 31, 2025: Total liquidity of $136 million, including $128 million of cash 5 Unencumbered loan UPB of $468 million, including $223 million classified as held-for-sale Net unfunded loan commitments declined to $132 million Warehouse financing capacity totaled $5.1 billion across five counterparties; $3.0 billion outstanding at March 31, 2025 Closed a new financing facility with $214 million of capacity Outstanding financings decreased by $216 million during the quarter, including $35 million of deleveraging payments Net debt / equity ratio of 2.4x and total leverage ratio of 2.8x as of March 31, 2025 6,7 See Endnotes in the Appendix. Reflects fundings on loans receivable held-for-investment. See pages 14 and 15 for further discussion of risk rated 4 and 5 loans.

Integrated real estate investor, operator, developer and lender Mack Real Estate Group The firm’s principals have decades of global real estate investing experience Invests institutional and high net worth capital in real estate equity and debt assets

Mack Real Estate Group Businesses Real Estate Credit (“MRECS”) Direct lending (first mortgage, mezzanine, preferred equity) and other debt investments Property Management (“MPM”) Property management of MREG and third-party owned residential and commercial assets Comprehensive Property Management Services ~4,200 units 4.3M SF under management of commercial and industrial space under management 150+ staff located across the U.S. As of March 31, 2025. Not intended to represent the legal structure of MREG or MRECS. Includes businesses related by common control. Includes realized investments. unit count, square footage, and other figures concerning development characteristics reflect assets in various stages of development, including actual unit count for completed construction as well as estimated unit count for development projects that are not yet completed or in some cases begun. Such estimated figures are based on expectations, estimates, and projections and no party provides any guarantee or assurance that these projections are accurate. Actual results may vary significantly from those reflected or contemplated. Similarly, there is no guarantee that MREG will ultimately develop the assets in accordance with the development plans contemplated herein, or at all. Real Estate Equity (“MREG”) Development and ownership of multifamily, industrial, office, retail, and other asset classes Multifamily and Industrial Investments a 31 investments ~11,000 potential units b ~7.2 million industrial SF b High Yield Levered Transitional Credit Investments Levered Transitional Credit Investments ~$3.0B $18.1B of investor capital raised since inception of credit investments originated, co-originated or acquired ~$900M $2.0B Unlevered Transitional Credit Investments $450M $146.5M of investor capital raised since inception of credit investments originated, co-originated or acquired of investor capital raised since inception of credit investments originated, co-originated or acquired

MREG National Presence  Includes employees across the firm’s credit, equity, and property management business as of the date on this presentation. Integrated platform with investment, development, property management and lending activities across the United States WA NV CA AZ CO TX IL MI TN NC FL VA PA New York City CT MA Raleigh Seattle Phoenix GA NY MD 5 offices 200+ employees Mack Real Estate Group, LLC Office MREG / MRECS Investments and/or Mack Property Management, L.P. (MPM) Presence UT Miami

CMTG Overview KEY DIFFERENTIATORS “Ownership mindset” investment approach Well-capitalized, institutional borrowers Markets with local intelligence / experience / expertise Proactive asset management with a focus on staying ahead of the borrower Focus on downside protection; highly structured loans with credit support Utilize modest leverage PLATFORM Roots in real estate development and operations dating back to the 1960s Managed by experienced operator with integrated credit, equity, development and property management business Established and scaled platform with demonstrated track record Focus on transitional loan opportunities secured by high quality CRE assets, generally with institutional-grade sponsorship, located in major U.S. markets where MREG has infrastructure and / or experience

b Collateral Diversification 1,2 Geographical Diversification 1,2 Loan Portfolio Overview Key Portfolio Metrics 2,a March 31, 2025 December 31, 2024 Loan Portfolio 1 $5.9Bn $6.1Bn Total Loan Commitments 8 $6.4Bn $6.7Bn Number of Loans 51 52 Adjusted LTV 9 72.8% 72.2% Average Commitment Size $126MM $129MM Weighted Average All-In Yield 10 7.4% 7.6% Floating Rate Loans 1 98% 98% Senior Loans 1,4 98% 98% Excludes loans held-for-sale. At March 31, 2025, mixed-use comprises of 3% office, 3% multifamily, 2% retail, 1% hospitality, and immaterial amounts of for sale condo. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. 3/31/25 12/31/24 3/31/25 12/31/24

Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. At March 31, 2025, mixed-use comprises of 3% office, 3% multifamily, 2% retail, 1% hospitality, and immaterial amounts of for sale condo. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. $ amounts in millions       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value 1 % of Total Carrying Value West Northeast Mid Atlantic Southeast Southwest Midwest Other Multifamily 19 $2,606 44% $1,159 / 20% $390 / 7% $266 / 5% - $504 / 9% $287 / 5% - Hospitality 7 $1,129 19% $524 / 9% $320 / 5% - $285 / 5% - - - Office 8 $841 15% $256 / 4% $150 / 3% - $246 / 4% $63 / 1% $125 / 2% - Mixed-use a 4 $504 9% - $120 / 2% $298 / 5% $86 / 1% - - - Land 4 $305 5% - $185 / 3% $120 / 2% - - - - Other 9 $471 8% - $234 / 4% $90 / 1% $32 / 1% - $76 / 1% $40 / 1% Total 51 $5,857 100% $1,940 / 33% $1,399 / 24% $774 / 13% $649 / 11% $567 / 10% $488 / 8% $40 / 1%

Liquidity Overview Total available liquidity increased by $159 million since year-end, from $102 million at December 31, 2024 to $261 million at May 6, 2025 a Since 2023, we have deleveraged the portfolio by $734 million, with $35 million occurring during the quarter and $56 million occurring subsequent to quarter end 12/31/24 3/31/25 5/6/25 a Total Available Liquidity at December 31, 2024, March 31, 2025, and May 6, 2025 a ($ amounts in millions) Cash and Cash Equivalents Approved and Undrawn Credit Capacity 5 Total liquidity as of May 6, 2025 includes pro-forma adjustment for May 8, 2025 sale of an unencumbered for sale condo loan previously on the Company’s watchlist and classified as held-for-sale and on non-accrual status as of March 31, 2025. The loan sale resulted in net proceeds to CMTG in-line with the loan’s carrying value of $145.6 million as of March 31, 2025.

Unfunded Loan Commitments b Unfunded loan commitments have declined from $1.9 billion at December 31, 2022 to $457 million at March 31, 2025, representing a reduction of ~76% Over the same period, our equity to be funded has been reduced by ~81%; we expect to fund such remaining amount over ~2 years a 12/31/22 12/31/23 12/31/24 3/31/25 Totals may not foot due to rounding. As of March 31, 2025, we had unfunded loan commitments of $457 million and $267 million of in-place or expected financing, excluding $8 million of approved and undrawn credit capacity based on existing collateral, resulting in net unfunded loan commitments of $191 million. Not expected to fund is comprised of unfunded loan commitments relating to loans on non-accrual status, loans in maturity default, loans risk rated 5 and/or delinquent loans. b a Unfunded Loan Commitments and Source of Funds a ($ amounts in millions) Expected or In-Place Financings Equity Expected to be Funded Not Expected to Fund b

Financial Overview Totals may not foot due to rounding See page 11 for book value bridge. During the quarter, GAAP net loss of $78.6 million, or $0.56 per share; distributable loss of $35.7 million, or $0.25 per share; and distributable earnings prior to realized losses of $11.6 million, or $0.08 per share 3 Key Financial Metrics Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 FY 2024 GAAP Net Loss ($MM) Per Share $(78.6) $(0.56) $(100.7) $(0.72) $(56.2) $(0.40) $(11.6) $(0.09) $(52.8) $(0.39) $(221.3) $(1.60) Distributable Loss (Earnings) ($MM) 3 Per Share $(35.7) $(0.25) $(83.2) $(0.59) $(24.6) $(0.17) $28.9 $0.20 $(16.8) $(0.12) $(95.7) $(0.67) Distributable Earnings prior to realized gains and losses ($MM) 3 Per Share $11.6 $0.08 $25.4 $0.18 $31.0 $0.22 $30.4 $0.21 $27.7 $0.20 $114.6 $0.81 Dividends ($MM) Per Share - - - - $14.2 $0.10 $35.5 $0.25 $35.6 $0.25 $85.4 $0.60 Book Value ($MM) Per Share Adjusted Book Value per Share a $1,934.6 $13.60 $14.64 $2,008.1 $14.12 $15.17 $2,104.0 $14.83 $15.96 $2,171.4 $15.27 $16.44 $2,215.9 $15.55 $16.47 Net Debt / Equity Ratio 6 Total Leverage Ratio 7 2.4x 2.8x 2.4x 2.8x 2.4x 2.8x 2.4x 2.8x 2.4x 2.8x

Book Value per Share Roll-Forward Totals may not foot due to rounding. $15.17 Adjusted BV per Share $14.64 Adjusted BV per Share Book Value 12/31/24 Distributable Earnings Prior to Realized Losses Realized Losses and Non-Cash Items RSUs and Other Book Value 3/31/25

Loan Realization Activity During the quarter, we received $316 million of loan repayment and sale proceeds net of principal charge-offs, including the full realization of two loans, generating $120 million in liquidity; $35 million of which was used to make deleveraging payments Subsequent to quarter end, we received $437 million of loan repayment and sale proceeds net of principal charge-offs, including the full realization of four loans, of which two were risk rated 5 and one was classified as held-for-sale and non-accrual 2025 YTD loan realizations have reduced land, hospitality, office, and for sale condo exposure and include: $101 million senior loan secured by a hotel in San Diego, CA sold at par $183 million senior loan secured by land in New York, NY repaid at 90% of par $225 million senior loan secured by a hotel in Savanna, GA repaid in full $88 million senior loan secured by an office building in Houston, TX repaid at 72% of par $0.9 million subordinate loan secured by equity interest in a retail condo in Brooklyn, NY repaid at 87% of par $223 million senior loan held-for-sale secured by a for sale condo in San Jose, CA sold at 65% of par Pace of loan realizations year-to-date is ahead of prior period, and has already reached ~98% of total 2023 loan realization activity $753 million 2025 YTD Loan Realization Activity FY 2022 – 2025 YTD ($ in billions) Discounted Repayments below 90% of UPB Full Repayments Partial Repayments Discounted Repayments at or above 90% of UPB Loan Sales below par Loan Sales at par $753 million

During the quarter: Received loan repayments of $215 million Received loan sale proceeds of $101 million (previously classified as held-for-sale) Funded $42 million on existing loan commitments a Loan Portfolio Activity Totals may not foot due to rounding. Reflects fundings on loans receivable held-for-investment. Excludes loans receivable classified as held-for-sale as of such date. ($216) Net Change in UPB Total Commitments $6,441 Total Commitments $6,699 Q1 2025 – Loan Portfolio Activity ($ in millions) UPB b 12/31/24 Fundings a Repayments and Principal Charge-Offs UPB b 3/31/25 Unfunded Commitments $498 Unfunded Commitments $457 $42 $215 $43

Risk Rated 5 Loan Summary Totals may not foot due to rounding Reflects loan for which no specific reserve is recorded as amounts deemed uncollectible have been charged-off as of March 31, 2025. Risk rated 5 loans have an average specific CECL reserve of 16.4%; two loans with $64.3 million of UPB resolved after quarter end Of remaining loans, ~50% of UPB is secured by multifamily properties with an average specific CECL reserve of 11.3%. We expect to foreclose on these properties over the course of 2025 The remaining risk rated 5 loans are primarily secured by office and land properties with an average specific CECL reserve of 24.2% $ amounts in millions Number of Loans UPB Specific CECL Reserve Specific CECL Reserve (% of UPB) Anticipated REO Multifamily (AZ / NV / TX) 5 $329.9 $37.4 11.3% Office (CA / GA) 2 $179.4 $48.0 Land (VA) 1 $153.1 $33.0 24.2% Other a (Other) 1 $1.6 $- Total (excluding Q2 QTD resolutions) 9 $664.0 $118.4 17.8% Office a (TX) 1 $63.4 $- 0.0% Other (Other) 1 $0.9 $0.9 100.0% Total (including Q2 QTD resolutions) 11 $728.3 $119.3 16.4%

Risk Rated 4 Loan Summary Totals may not foot due to rounding. Risk rated 4 loans have an average general CECL reserve of 5.0%; remaining risk rated 1 and 3 loans have an average general CECL reserve of 1.2% Higher general CECL reserve of 5.4% on two multifamily assets with anticipated near-term repayments; average general CECL reserve of 4.8% on the balance of these loans $ amounts in millions Number of Loans UPB General CECL Reserve General CECL Reserve (% of UPB) Anticipated Near-Term Repayments Multifamily (CA / NY) 2 $792.3 $42.7 5.4% Multifamily (AZ / CO / TX) 4 $537.3 $62.3 4.8% Office (CA / CT / GA) 3 $451.4 Hospitality (CA / NY) 2 $157.8 Land (NY) 2 $154.7 Total 13 $2,093.5 $105.0 5.0%

Real Estate Owned In Q1 2021, we acquired legal title to a portfolio of seven limited- service hotels located in New York, NY Underlying asset performance continues to be strong, exceeding pre-COVID levels Classified as held-for-sale at March 31, 2025, expected to generate ~$50 million of liquidity a Hotel Portfolio Acquisition Date February 2021 Location New York, NY Keys 1,087 Gross Cost $420 million Carrying Value b $307 million Debt Outstanding $275 million Net Equity c $32 million In Q2 2023, we acquired legal title to a mixed-use property located in New York, NY; contains office, retail and signage components New retail lease signed during the quarter; retail now 100% leased Commercial condominiumization in process to maximize paths to eventual disposition of asset; executed binding agreement to sell 77,000 square feet of office and retail space for $28.8 million Mixed-Use Acquisition Date June 2023 Location New York, NY NSF 142K (Office) + 33K (Retail) Gross Cost $149 million Carrying Value b $143 million Debt Outstanding - Net Equity c $149 million Includes anticipated proceeds from lender held escrows and reserves. For hotel portfolio, reflects carrying value subsequent to classification to held-for-sale. For mixed-use property, includes impact of accumulated depreciation and amortization. For hotel portfolio, reflects net equity subsequent to classification to held-for-sale. For mixed-use property, excludes impact of accumulated depreciation and amortization.

Financing Activity Totals may not foot due to rounding. During the quarter: Net financings outstanding decreased by $216 million Closed a new financing facility with $214 million of capacity; $205 million of financing proceeds were advanced and used to repay $208 million of previously outstanding financings Since 2023, we have deleveraged the portfolio by $734 million $(216) Net Change in UPB Q1 2025 – Financing Activity ($ amounts in millions) UPB 12/31/24 Advances Repayments UPB 3/31/25

Financing Mix and Leverage Total financing capacity of $6.8 billion, increase from $6.7 billion at December 31, 2024 Unused capacity of $2.1 billion, increase from $1.8 billion at December 31, 2024 11 $ amounts in millions Capacity UPB Weighted Average Spread 12 Repurchase agreements and term participation facility $5,647 $3,526 2.88% Asset Specific Financing $196 $167 3.24% Secured Term Loan $716 $716 4.50% Debt Related to REO a $275 $275 2.94% Total as of March 31, 2025 $6,834 $4,684 3.14% Financing Balances and Weighted Average Spreads Spread excludes additional 4.0% per annum of interest provided for under the forbearance agreement. Leverage Ratios 6,7

Appendix A The properties above are not representative of all transactions.

Dave Germond** MD, Head of Capital Raising and Investor Relations, MREG Barden Gale* Vice Chairman, MREG Paul Keller* Vice Chairman, MREG Richard Mack* CEO and Chairman, CMTG; Co-Founder and CEO, MREG Mike McGillis* President and CFO, CMTG; President, MREG Priyanka Garg* Executive Vice President, CMTG; MD, Head of Credit Strategies J.D. Siegel** Executive Vice President, CMTG; General Counsel and COO, MREG As of March 31, 2025. * Voting member of MRECS Investment Committee. ** Non-voting member of MRECS Investment Committee. CMTG Leadership and Select MREG Personnel Co-founded MREG in 2013 and MRECS in 2014 Formerly at AREA Property Partners and Shearson Lehman Hutton Joined MRECS in 2015 Formerly at J.E. Robert Companies, Freddie Mac, and AEW Capital Management Joined MRECS in 2020 Formerly at Treeview Real Estate Advisors, Westbrook Partners, and Goldman Sachs Joined MREG in 2015 Formerly at Aetos Capital Real Estate, Centerbridge Partners, and Shearman & Sterling Joined MRECS in 2016 Formerly at Tishman Speyer and Prudential Real Estate Investors Joined MREG in 2014 Formerly at J.E. Robert Companies, Starwood Capital Group, and ABP Investments Joined MREG in 2013 Formerly at Mack Urban, Urban Partners, and Keller Equity Group

CMTG Watchlist Loan Summary as of March 31, 2025 ($ amounts in millions)         Loan Carrying Value 1 Unpaid Principal Balance Loan Commitment 8 Origination Date Property Type Location Loan Basis (Commitment/CV) a Risk Rating Loan 12 120.1 153.1 153.1 1/9/2018 Land VA $159/SF 5 Loan 22 118.7 119.1 122.0 3/1/2022 Multifamily TX $213,874/Unit 5 Loan 24 90.8 111.5 123.9 2/13/2020 Office CA $562/SF 5 Loan 27 79.4 96.5 100.8 1/27/2022 Multifamily NV $211,170/Unit 5 Loan 39 40.0 67.9 81.2 8/27/2021 Office GA $115/SF 5 Loan 41 b 63.4 63.4 63.4 3/31/2020 Office TX $53/SF 5 Loan 43 42.8 50.2 53.3 3/15/2022 Multifamily AZ $207,767/Unit 5 Loan 44 28.1 39.3 44.8 2/4/2022 Multifamily TX $75,946/Unit 5 Loan 49 22.2 24.9 28.5 2/17/2022 Multifamily TX $95,690/Unit 5 Loan 50 1.6 1.6 1.6 7/1/2019 Other Other n/a 5 Loan 51 b 0.0 0.9 0.9 8/2/2018 Other NY n/a 5 Loan 1 401.9 402.3 405.0 12/16/2021 Multifamily CA $1,626,506/Unit 4 Loan 2 390.0 390.0 390.0 11/1/2019 Multifamily NY $946,602/Unit 4 Loan 7 206.2 206.2 319.9 9/26/2019 Office GA $294/SF 4 Loan 9 170.0 170.0 170.0 1/14/2022 Multifamily CO $373,626/Unit 4 Loan 11 154.8 155.0 160.0 9/8/2022 Multifamily AZ $484,848/Unit 4 Loan 14 150.0 150.0 150.0 2/28/2019 Office CT $190/SF 4 Loan 17 135.8 136.4 151.7 4/26/2022 Multifamily TX $146,285/Unit 4 Loan 28 94.8 95.2 97.0 8/2/2021 Office CA $327/SF 4 Loan 30 88.2 87.7 87.7 12/21/2018 Land NY $235/SF 4 Loan 32 79.3 79.3 79.3 7/10/2018 Hospitality CA $193,415/Key 4 Loan 34 78.5 78.5 115.3 8/1/2022 Hospitality NY $341,197/Key 4 Loan 36 75.8 75.9 83.9 12/22/2021 Multifamily TX $129,078/Unit 4 Loan 40 67.0 67.0 67.0 7/31/2019 Land NY $93/SF 4 Watchlist Loans a. For risk rated 5 loans, based on carrying value net of specific CECL reserves. For risk rated 4 loans, based on whole loan commitment value. b. Loans realized in Q2 2025.

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of March 31, 2025 ($ amounts in millions)         Loan Carrying Value 1 Unpaid Principal Balance Loan Commitment 8 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 1 401.9 402.3 405.0 12/16/2021 Multifamily CA Senior - 4 Loan 2 390.0 390.0 390.0 11/1/2019 Multifamily NY Senior - 4 Loan 3 241.4 240.0 240.0 7/12/2018 Hospitality NY Senior - 3 Loan 4 a 225.3 225.0 225.0 7/26/2021 Hospitality GA Senior - 1 Loan 5 225.0 224.9 227.0 6/30/2022 Hospitality CA Senior - 3 Loan 6 220.0 220.0 235.0 8/17/2022 Hospitality CA Senior - 3 Loan 7 206.2 206.2 319.9 9/26/2019 Office GA Senior - 4 Loan 8 172.9 172.9 193.4 4/14/2022 Multifamily MI Senior - 3 Loan 9 170.0 170.0 170.0 1/14/2022 Multifamily CO Senior - 4 Loan 10 156.8 158.0 176.3 9/2/2022 Multifamily UT Senior Y 3 Loan 11 154.8 155.0 160.0 9/8/2022 Multifamily AZ Senior - 4 Loan 12 120.1 153.1 153.1 1/9/2018 Land VA Senior - 5 Loan 13 149.0 150.1 173.6 5/13/2022 Mixed-Use VA Senior Y 3 Loan 14 150.0 150.0 150.0 2/28/2019 Office CT Senior - 4 Loan 15 148.9 148.9 148.9 10/4/2019 Mixed-Use DC Senior - 3 Loan 16 136.2 136.5 136.5 12/30/2021 Multifamily PA Senior - 3 Loan 17 135.8 136.4 151.7 4/26/2022 Multifamily TX Senior - 4 Loan 18 130.0 130.0 130.0 12/10/2021 Multifamily VA Senior - 3 Loan 19 124.9 125.0 125.0 12/9/2021 Office IL Subordinate - 3 Loan 20 123.2 123.3 127.3 6/17/2022 Multifamily TX Senior - 3

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of March 31, 2025 ($ amounts in millions)         Loan Carrying Value 1 Unpaid Principal Balance Loan Commitment 8 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 21 120.3 120.3 122.1 4/29/2019 Mixed-Use NY Senior - 3 Loan 22 118.7 119.1 122.0 3/1/2022 Multifamily TX Senior - 5 Loan 23 113.8 113.5 113.5 7/20/2021 Multifamily IL Senior - 3 Loan 24 90.8 111.5 123.9 2/13/2020 Office CA Senior - 5 Loan 25 103.5 103.8 135.0 11/4/2022 Other MA Senior Y 3 Loan 26 100.6 102.2 104.5 7/30/2024 Other NJ Senior - 3 Loan 27 79.4 96.5 100.8 1/27/2022 Multifamily NV Senior - 5 Loan 28 94.8 95.2 97.0 8/2/2021 Office CA Senior - 4 Loan 29 89.5 90.1 130.5 1/10/2022 Other PA Senior - 3 Loan 30 88.2 87.7 87.7 12/21/2018 Land NY Senior - 4 Loan 31 86.0 86.0 86.0 12/15/2021 Mixed-Use TN Senior - 3 Loan 32 79.3 79.3 79.3 7/10/2018 Hospitality CA Senior - 4 Loan 33 78.0 78.8 112.1 12/21/2022 Multifamily WA Senior Y 3 Loan 34 b 78.5 78.5 115.3 8/1/2022 Hospitality NY Senior Y 4 Loan 35 76.1 76.1 79.6 6/3/2021 Other MI Senior - 3 Loan 36 75.6 75.8 83.6 12/22/2021 Multifamily TX Senior - 4 Loan 37 75.6 75.6 76.0 7/27/2022 Multifamily UT Senior - 3 Loan 38 70.8 71.3 90.0 2/2/2022 Office WA Senior - 3 Loan 39 40.0 67.9 81.2 8/27/2021 Office GA Senior - 5 Loan 40 67.0 67.0 67.0 7/31/2019 Land NY Senior - 4

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of March 31, 2025 ($ amounts in millions)         Loan Carrying Value 1 Unpaid Principal Balance Loan Commitment 8 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 41 a 63.4 63.4 63.4 3/31/2020 Office TX Senior - 5 Loan 42 59.6 59.8 73.7 1/19/2022 Hospitality TN Senior - 3 Loan 43 42.8 50.2 53.3 3/15/2022 Multifamily AZ Senior - 5 Loan 44 28.1 39.3 44.8 2/4/2022 Multifamily TX Senior - 5 Loan 45 38.3 38.3 38.3 4/5/2019 Other Other Senior - 3 Loan 46 31.7 31.8 32.1 2/18/2022 Other FL Senior Y 3 Loan 47 30.0 30.0 30.0 4/5/2019 Other NY Senior - 3 Loan 48 30.0 30.0 30.0 4/18/2019 Land MA Senior - 3 Loan 49 22.2 24.9 28.5 2/17/2022 Multifamily TX Senior - 5 Loan 50 1.6 1.6 1.6 7/1/2019 Other Other Senior - 5 Loan 51 a 0.0 0.9 0.9 8/2/2018 Other NY Subordinate - 5 Total / Wtd. Avg. 13 $5,856.8 $5,984.1 $6,441.5         12%   Investment in unconsolidated joint venture b $42.3 Real Estate Owned, held-for-sale - Hospitality $307.0 Real Estate Owned, net - Mixed Use c $143.1 Loan Receivable, held-for-sale a $145.6 Portfolio Total $6,494.8 Totals may not foot due to rounding. Loan realized in Q2 2025. Comprised of loans secured by the same property. Total carrying value includes acquired lease intangibles, net of accumulated depreciation and amortization.

Consolidated Balance Sheets As of March 31, 2025 and December 31, 2024 ($ amounts in thousands) March 31, 2025 December 31, 2024 Assets Cash and cash equivalents $ 127,829 $ 99,075 Restricted cash 21,043 34,425 Loans receivable held-for-investment 5,976,102 6,190,292 Less: current expected credit loss reserve   (237,400)   (243,030) Loans receivable held-for-investment, net 5,738,702 5,947,262 Loans receivable held-for-sale 145,563 277,062 Equity method investment 42,283 42,320 Real estate owned held-for-investment, net 126,903 127,140 Real estate owned held-for-sale 307,020 307,020 Other assets 146,873 132,651 Total assets $ 6,656,216 $ 6,966,955 Liabilities and Equity Repurchase agreements $ 3,039,040 $ 3,190,339 Term participation facility 487,019 477,584 Notes payable, net 165,505 236,845 Secured term loan, net 709,078 709,777 Debt related to real estate owned, net 275,214 274,604 Other liabilities 37,378 42,700 Management fee payable - affiliate 8,397 27,020 Total liabilities $ 4,721,631 $ 4,958,869 Equity Common stock 1,394 1,394 Additional paid-in capital 2,745,136 2,740,014 Accumulated deficit (811,945) (733,322) Total equity   1,934,585   2,008,086 Total liabilities and equity $ 6,656,216 $ 6,966,955

Consolidated Statements of Operations For the Three Months Ended March 31, 2025 and December 31, 2024 Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) March 31, 2025 December 31, 2024 Revenue Interest and related income $ 118,038 $ 132,563 Less: interest and related expense   89,227   100,092 Net interest income   28,811   32,471 Revenue from real estate owned 14,564 27,755 Total net revenue   43,375   60,226 Expenses Management fees - affiliate 8,397 8,930 General and administrative expenses 4,270 3,340 Stock-based compensation expense 5,074 4,777 Real Estate Owned: Operating expenses 12,915 16,369 Interest expense 6,554 6,514 Depreciation and amortization   438   2,639 Total expenses   37,648   42,569 Proceeds from interest rate cap - 6 Unrealized loss on interest rate cap - (27) Loss from equity method investment (37) (40) Loss on extinguishment of debt (547) (630) Loss on real estate owned held-for-sale (49) (80,461) Provision for current expected credit loss reserve (41,123) (29,976) Valuation adjustment for loan receivable held-for-sale (42,594) (7,227) Net loss $ (78,623) $ (100,698) Net loss per share of common stock: Basic and diluted $ (0.56) $ (0.72) Weighted-average shares of common stock outstanding: Basic and diluted   139,475,685   139,464,720

Distributable (Loss) Earnings Reconciliation Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Total 2024 ($ amounts in thousands, except share and per share data) Net loss $ (78,623) $ (100,698) $ (56,218) $ (11,554) $ (52,795) $ (221,265) Adjustments:   Non-cash stock-based compensation expense 5,074 4,777 4,972 3,999 4,353 18,101 Provision for current expected credit loss reserve 41,123 29,976 78,756 33,928 69,960 212,620 Depreciation and amortization expense 438 2,639 2,628 2,623 2,599 10,489 Amortization of above and below market lease values, net 354 354 354 354 354 1,416 Unrealized loss on interest rate cap - 27 287 94 998 1,406 Loss on extinguishment of debt 547 630 262 999 2,244 4,135 Valuation adjustment for loan receivable held-for-sale 42,594 7,227 - - - 7,227 Loss on real estate owned held-for-sale 49 80,461 - - - 80,461 Distributable Earnings prior to realized gains and losses 11,556 25,393 31,041 30,443 27,713 114,590 Loss on extinguishment of debt (547) (630) (262) (999) (2,244) (4,135) Principal charge-offs a (46,653) (756) (55,352) (561) (42,266) (98,934) Previously recognized gain on foreclosure of real estate owned held-for-sale b - 5,592 - - - 5,592 Loss on real estate owned held-for-sale (49) (80,461) - - - (80,461) Previously recognized depreciation on real estate owned held-for-sale c - (32,302) - - - (32,302) Distributable (Loss) Earnings $ (35,693) $ (83,164) $ (24,573) $ 28,883 $ (16,797) $ (95,650) Weighted average diluted shares - Distributable (Loss) Earnings 142,192,694 141,955,621 142,021,469 142,276,031 141,403,825 141,914,643 Diluted Distributable Earnings per share prior to realized gains and losses $ 0.08 $ 0.18 $ 0.22 $ 0.21 $ 0.20 $ 0.81 Diluted Distributable (Loss) Earnings per share $ (0.25) $ (0.59) $ (0.17) $ 0.20 $ (0.12) $ (0.67) Reconciliation of GAAP Net Loss to Distributable (Loss) Earnings Totals may not foot or cross-foot due to rounding. Refer to page 29 for definition of Distributable Earnings (Loss). For the three months ended March 31, 2025, amount includes a $3.5 million charge off of accrued interest receivable and a $0.5 million charge-off of an exit fee related to the discounted payoff of a land loan. For the three months ended September 30, 2024, amount includes a $23.2 million charge-off of accrued interest receivable related to the reclassification of a for sale condo loan to held-for-sale. Reflects total gain on foreclosure of our hotel portfolio real estate owned asset, which was classified as real estate owned held-for-sale as of December 31, 2024. Amount not previously recognized in Distributable Earnings (Loss). Reflects previously recognized depreciation on real estate owned classified as held-for-sale as of December 31, 2024. Amount not previously recognized in Distributable Earnings (Loss).

Book Value per share Reconciliation March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 ($ amounts in thousands, except share and per share data)         Total Equity $ 1,934,585 $ 2,008,086 $ 2,103,959 $ 2,171,402 Number of shares of common stock outstanding and RSUs 142,196,774 142,187,015 141,903,667 142,164,611 Book Value per share a $ 13.60 $ 14.12 $ 14.83 $ 15.27 Add back: accumulated depreciation and amortization on real estate owned and related lease intangibles 0.04 0.03 0.24 0.22 Add back: general CECL reserve 1.00 1.02 0.89 0.95 Adjusted Book Value per share $ 14.64 $ 15.17 $ 15.96 $ 16.44           Net Debt-to-Equity and Total Leverage Reconciliation 5, 8 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 ($ amounts in thousands)         Asset specific debt $ 3,966,778 $ 4,179,372 $ 4,420,200 $ 4,614,264 Secured term loan, net 709,078 709,777 710,477 711,177 Total debt 4,675,856 4,889,149 5,130,677 5,325,441 Less: cash and cash equivalents (127,829) (99,075) (113,920) (148,212) Net Debt $ 4,548,027 $ 4,790,074 $ 5,016,757 $ 5,177,229 Total Equity $ 1,934,585 $ 2,008,086 $ 2,103,959 $ 2,171,402 Net Debt-to-Equity Ratio 2.4x 2.4x 2.4x 2.4x Non-consolidated senior loans $ 830,000 $ 830,000 $ 830,000 $ 887,300 Total Leverage $ 5,378,027 $ 5,620,074 $ 5,846,757 $ 6,064,529 Total Leverage Ratio 2.8x 2.8x 2.8x 2.8x Adjusted Book Value per share, Net Debt-to-Equity and Total Leverage Calculations Calculated as (i) total equity divided by (ii) number of shares of common stock outstanding and RSUs at period end.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements. No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person. Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income (loss) in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate owned held-for-investment depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income (loss) for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings (Loss). Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which such gains and losses include charge-offs of principal, accrued interest receivable, and/or exit fees as the Company believes this more easily allows the Board, Manager, and investors to compare the Company’s operating performance to our peers, to assess our ability to declare and pay dividends, and to determine our compliance with certain financial covenants. Pursuant to the Management Agreement, the Company uses Core Earnings, which is substantially the same as Distributable Earnings (Loss) excluding incentive fees, to determine the incentive fees the Company pays our Manager. The Company believes that Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to net income (loss) and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses do not represent net income (loss) or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income (loss), an indication of cash flows from operating activities, a measure of liquidity or an indication of funds available for cash needs. In addition, the Company’s methodology for calculating these non-GAAP measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are key factors, among others, considered by the Company’s Board in determining the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are also useful to investors. While Distributable Earnings (Loss) excludes the impact of our provision for or reversal of current expected credit loss reserve, charge-offs of principal, accrued interest receivable, and/or exit fees are recognized through Distributable Earnings (Loss) when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, when we acquire title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure, or when the loan is sold or anticipated to be sold for an amount less than its carrying value), or (ii) with respect to any amount due under any loan, when such amount is determined to be uncollectible. Determinations of Loan-to-Value / Loan-to-Cost Adjusted LTV represents “loan-to-value” or “loan-to-cost” upon origination and updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. LTV determined upon origination is calculated as our total loan commitment upon origination, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Adjusted LTV, origination LTV, underwritten values, and/or project costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of the most recent determination of LTV and/or origination. Weighted average adjusted LTV is based on loan commitment, including non-consolidated senior interests and pari passu interests, and includes risk rated 5 loans. Loans with specific CECL reserves are reflected as 100% LTV.

Important Notices (cont’d) Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; changes in interest rates and their impact on our borrowers and on the availability and cost of our financing; our projected operating results; defaults by borrowers in paying debt service on outstanding loans; the timing of cash flows, if any, from our investments; the state of the U.S. and global economy generally or in specific geographic regions; reduced demand for office, multifamily or retail space, including as a result of the increase in remote and/or hybrid work trends which allow work from remote locations other than the employer’s office premises; governmental actions and initiatives and changes to government policies; the amount of commercial mortgage loans requiring refinancing; our ability to obtain and maintain financing arrangements on attractive terms, or at all; our ability to maintain compliance with covenants under our financing arrangements; current and prospective financing costs and advance rates for our existing and target assets; our expected leverage; general volatility of the capital markets and the markets in which we may invest and our borrowers operate in; the impact of a protracted decline in the liquidity of capital markets on our business; the state of the regional, national, and global banking systems; the uncertainty surrounding the strength of the national and global economies; the return on or impact of current and future investments, including our loan portfolio and real estate owned assets; allocation of investment opportunities to us by our Manager and our Sponsor; changes in the market value of our investments; effects of hedging instruments on our existing and target assets; rates of default, decreased recovery rates, and/or increased loss severity rates on our existing and target assets and related impairment charges, including as it relates to our real estate owned assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); our ability to maintain our qualification as a real estate investment trust; our ability to maintain our exclusion from registration under the Investment Company Act of 1940, as amended; availability and attractiveness of investment opportunities we are able to originate in our target assets; the ability of our Manager to locate suitable investments for us, monitor, service and administer our investments and execute our investment strategy; availability of qualified personnel from our Sponsor and its affiliates, including our Manager; estimates relating to our ability to pay dividends to our stockholders in the future; our understanding of our competition; impact of increased competition on projected returns; the risk of securities class action litigation or stockholder activism; geopolitical or economic conditions or uncertainty, which may include military conflicts and activities (including the military conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere throughout the Middle East and North Africa more broadly), tensions involving Russia, China, and Iran, political instability, social unrest, civil disturbances, terrorism, natural disasters and pandemics; and market trends in our industry, interest rates, real estate values, the debt markets generally, the CRE debt market or the general economy. The forward-looking statements are based on CMTG’s beliefs, assumptions and expectations of CMTG’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to CMTG. If a change occurs, CMTG’s business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for CMTG to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Endnotes Based on carrying value net of specific CECL reserves; excludes loans held-for-sale if applicable. Excludes our real estate owned (REO) investments, unless otherwise noted. Refer to page 27 for a reconciliation of net income (loss) to distributable earnings (loss) and distributable earnings prior to realized gains and losses. Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. Total Liquidity includes cash and approved and undrawn credit capacity based on existing collateral. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. See Important Notices beginning on page 29 for additional information on this metric. All-in yield represents the weighted average annualized yield to initial maturity of each loan held-for-investment, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of March 31, 2025. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude SOFR floors. Based on total loan commitments.